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Exhibit 3.1  Articles of Incorporation of Registrant

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                              ARTICLES OF INCORPORATION
                                          OF
                               CERRITOS VALLEY BANCORP


     ONE:  NAME

     The name of the corporation is:

          CERRITOS VALLEY BANCORP


     TWO:  PURPOSE

     The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporations Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.


     THREE:  AUTHORIZED STOCK

     The corporation is authorized to issue only one class of shares of stock, designated "common stock," and the total number of shares which the corporation is authorized to issue is 20,000,00.


     FOUR:  AGENT FOR SERVICE OF PROCESS

     The name and address in this State of this corporation's initial agent for service of process is:

               William L. Larson, Attorney at Law
               2700 East Imperial Highway, Suite J
               Brea, California 92621


     IN WITNESS WHEREOF, for the purpose of forming this corporation under the laws of the State of California, the undersigned, constituting the incorporator of this corporation, has executed these Articles of Incorporation.

Dated:  June 30, 1987                             /s/ William L. Larson
                                                  ------------------------------
                                                  William L. Larson

     I hereby declare that I am the person who executed the foregoing Articles of Incorporation, which execution is my act and deed.

                                                  /s/ William L. Larson
                                                  ------------------------------
                                                  William L. Larson

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                                     June 9, 1987





Secretary of State
660 "J" Street
Sacramento, CA 95814

To Whom It May Concern:

The undersigned is the President and Chief Executive Officer of Cerritos Valley Bank. Cerritos Valley Bank is currently engaged in the process of forming a one-bank holding company for Cerritos Valley Bank, and wishes to name the holding company "Cerritos Valley Bancorp." Accordingly, Cerritos Valley Bank consents, and does not object to such holding company using the name "Cerritos Valley Bancorp."

                         Sincerely,


                         /s/ Raymond J. Gagnon
                         Raymond J. Gagnon
                         President & CEO

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                               CERTIFICATE OF AMENDMENT
                                          OF
                              ARTICLES OF INCORPORATION
                                          OF
                               CERRITOS VALLEY BANCORP


R. J. Gagnon and Ellen Toma certify that:


1. They are duly elected and acting President and Secretary, respectively, of Cerritos Valley Bancorp, a California corporation.

2. The Articles of Incorporation of said corporation shall be amended to add the following provision:


          FIVE:  INDEMNIFICATION OF AGENTS

                    The corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

3. The foregoing amendment has been approved by the Board of Directors of said corporation.

4. The foregoing amendment has been duly approved by the required vote of the shareholders of this corporation in accordance with Sections 902 of the California Corporations Code; the total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was 599,066 common shares; and the number shares of each class voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of common stock.



                              /s/ R. J. Gagnon
                              ---------------------------------------
                              R. J. Gagnon, President



                              /s/ Ellen Toma
                              ---------------------------------------
                              Ellen Toma, Secretary

                                       1
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                                     DECLARATION

Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing Certificate are true and correct of his/her own knowledge, and that this Declaration was executed on August 21, 1992 at Norwalk, California.


                              /s/ R. J. Gagnon
                              ---------------------------------------
                              R. J. Gagnon, President


                              /s/ Ellen Toma
                              ---------------------------------------
                              Ellen Toma, Secretary


                                       2
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                               CERTIFICATE OF AMENDMENT
                                          OF
                              ARTICLES OF INCORPORATION
                                          OF
                               CERRITOS VALLEY BANCORP


James N. Koury and Ellen Toma certify that:


1. They are the duly elected and acting President and Secretary, respectively, of Cerritos Valley Bancorp, a California corporation.

2. The Articles of Incorporation of said corporation shall be amended to add the following provision:

          SIX:  DIRECTOR LIABILITY

               The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

3. The foregoing amendment has been approved by the Board of Directors of said corporation.

4. The foregoing amendment has been duly approved by the required vote of the shareholders in accordance with Section 902 of the California Corporations Code. This corporation had only one class of shares outstanding that was entitled to vote on the foregoing amendment, and the total number of outstanding shares entitled to vote with respect to the foregoing amendment was 599,060 shares. The number of shares voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of common stock.


                                   /s/ James N. Koury
                                   ----------------------------------
                                   James N. Koury, President



                                   /s/ Ellen Toma
                                   ----------------------------------
                                   Ellen Toma, Secretary


                                        1
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                                     DECLARATION


Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing Certificate are true and correct of his/her own knowledge, and that this Declaration was executed on December 21, 1993 at Norwalk, California.



                                   /s/ James N. Koury
                                   ----------------------------------
                                   James N. Koury, President



                                   /s/ Ellen Toma
                                   ----------------------------------
                                   Ellen Toma, Secretary





                                       2
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                               CERTIFICATE OF AMENDMENT
                                          OF
                              ARTICLES OF INCORPORATION
                                          OF
                               CERRITOS VALLEY BANCORP


James N. Koury and Ellen Toma certify that:


1. They are duly elected and acting President and Secretary, respectively, of Cerritos Valley Bancorp, a California corporation.

2. Article Five of the Articles of Incorporation of said corporation shall be amended to read in its entirety as follows:

          FIVE:  INDEMNIFICATION OF AGENTS

               The corporation is authorized to indemnify its agents (as defined from time to time in Section 317 of the California Corporations Code) to the fullest extent permissible under California law. Any amendment, repeal or modification of the provisions of this Article shall not adversely affect any right or protection of an agent of the corporation existing at the time of such amendment, repeal or modification.

3. The foregoing amendment has been approved by the Board of Directors of said corporation.

4. The foregoing amendment has been duly approved by the required vote of the shareholders of said corporation in accordance with Sections 902 and 152 of the California Corporations Code; the total number of outstanding shares of each class entitled to vote with respect to the foregoing amendment was 658,895 shares of common stock; and the number shares of each class voting in favor of the foregoing amendment equaled or exceeded the vote required, such required vote being a majority of the outstanding shares of common stock.


                              /s/ James N. Koury
                              ---------------------------------------
                              James N. Koury, President


                              /s/ Ellen Toma
                              ---------------------------------------
                              Ellen Toma, Secretary

                                       1
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                                     DECLARATION


Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing Certificate are true and correct of his/her own knowledge, and that this Declaration was executed on April 19, 1994 at Norwalk, California.



                              /s/ James N. Koury
                              ---------------------------------------
                              James N. Koury, President



                              /s/ Ellen Toma
                              ---------------------------------------
                              Ellen Toma, Secretary








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